UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Shoreway Road, Suite B San Carlos, California 94070
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market
Warrant to Purchase Common Stock	BCDAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On December 22, 2019, the Company held its Annual Meeting. Present at the Annual Meeting in person or by proxy were holders of 8,635,019 shares of the Company’s common stock, representing 69.49% of the voting power of the shares of the Company’s common stock as of November 2, 2020, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the annual meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on December 2, 2020.

Proposal 1 – Election of Directors. The following nominees were elected as Class I directors to serve until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-votes

Peter Altman, Ph.D.	4,793,925	2,165	3,838,929

Krisztina Zsebo, Ph.D.	3,363,335	1,432,755	3,838,929

Proposal 2 – Approve an Amendment to the 2016 Equity Incentive Plan to Increase the Annual Evergreen Share Reserve and the Maximum Equity Awards Granted to Non-Employee Directors. The amendment to the 2016 Equity Incentive Plan to increase, beginning in the 2021 fiscal year, (a) the maximum amount of the annual “evergreen” share reserve under the 2016 Equity Incentive Plan (the “2016 Plan”) up to the lessor of (x) 4% of the outstanding shares of common stock or (y) 1,000,000 shares, and (b) the maximum equity awards that may be granted to non-employee directors per fiscal year to no more than 500,000 shares per fiscal year (increased to 750,000 shares in the fiscal year of his or her initial service as a non-employee director) was approved.

Votes For	Votes Against	Abstentions	Broker Non-votes
3,130,544	1,662,283	3,263	3,838,929

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of PKF LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-votes
8,608,974	9,506	16,539	---

Proposal 4 – Approval, on an Advisory Basis, of the Company’s Executive Compensation. The Company’s executive compensation was approved on an advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-votes
4,682,277	107,222	6,591	3,838,929

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: December 28, 2020